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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        September 3, 1997
                                                 ------------------------------



                         HEALTHDYNE TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)


Georgia                        0-21776                    52-1756497
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(State or other                (Commission                (IRS Employer
jurisdiction of                File Number)               Identification No.)
incorporation)



1255 Kennestone Circle, Marietta, Georgia                       30066
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(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code        (770) 499-1212
                                                   ----------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report)



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Item 5.    Other Events.

           On August 14, 1997, Healthdyne Technologies, Inc. (the "Company") announced that the independent inspectors of election for the 1997 Annual Meeting of Shareholders of the Company (the "Annual Meeting") certified that certain shareholder proposals to amend the By-Laws of the Company were approved at the Annual Meeting. These amendments to the Company's By-Laws (i) fix the size of the Company's Board of Directors at seven members, (ii) repeal certain by-law provisions and (iii) allow special shareholder meetings to be called by the holders of 10% or more of the Company's common stock. Effective September 3, 1997, the Board of Directors of the Company further amended the By-Laws of the Company and authorized the filing of Amended and Restated By-Laws with the Securities and Exchange Commission. The Amended and Restated By-Laws of the Company are attached hereto as Exhibit 99.1 and are hereby incorporated by reference into this Report.


Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

           (c)    Exhibits.

                  99.1 Amended and Restated By-Laws of Healthdyne Technologies, Inc.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   Healthdyne Technologies, Inc.
                                   Registrant


                                   By: /s/ M. Wayne Boylston
                                       -----------------------------------------
                                       M. Wayne Boylston
                                       Vice President - Finance, Chief Financial
                                       Officer and Treasurer

Date:    September 5, 1997


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                                 EXHIBIT INDEX

Exhibit
 Number           Description
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
99.1     Amended and Restated By-Laws of Healthdyne Technologies, Inc.


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